UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

PHP Ventures Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40696	86-3368971
(Commission File Number)	(IRS Employer Identification No.)

CT 10-06, Level 10

Corporate Tower Subang Square

Jalan SS15/4G

Subang Jaya

47500 Selangor, Malaysia

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +60 3 5888 8485

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock, one-half of one redeemable warrant, and one right to acquire one-tenth of one share of Class A common stock	PPHPU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	PPHP	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Class A common stock	PPHPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	PPHPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 15, 2023, PHP Ventures Acquisition Corp. (the “Company”) filed a Notification of Late Filing on Form 12b-25 reporting that it required additional time to complete its Quarterly Report on Form 10-Q for the period ending March 31, 2023 (the “Form 10-Q”), principally because the Company was in the process of preparing the financial statements for the quarter but needed additional time to complete such financial statements. This Current Report on Form 8-K is being filed to report that the Company will not be filing the Form 10-Q withing the five-day grace period provided by Rule 12b-25 of the Securities Exchange Act of 1934, as amended. To date, the Company has been unable, without unreasonable effort or expense, to complete the Form 10-Q, and its independent auditors have been unable to complete the review thereof. The Company is continuing in its efforts to file the Form 10-Q as soon as reasonably practicable and expects to do so by June 15, 2023. As a result of this failure to file the Form 10-Q, the Company anticipates that it will receive a corresponding notice of non-compliance from Nasdaq. The Company anticipates that the notice from Nasdaq will have a grace period within which to file the Form 10-Q and regain compliance with the Nasdaq Listing Rules and that the Registrant will file the Form 10-Q within the grace period.

Item 9.01. Exhibits.

Exhibit Number	Description of Exhibit

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHP VENTURES ACQUISITION CORP.

Date: May 22, 2023	By:	/s/ Marcus Choo Yeow Ngoh
Marcus Choo Yeow Ngoh
Chief Financial Officer